Exhibit 99.2

ELEVATING THE GAME. EVOLVING THE CULTURE. Investor Presentation June 2026 Confidential 1

DISCLAIMER DISCLAIMER AND OTHER IMPORTANT INFORMATION This presentation (this “Presentation”) is being furnished solely for the purpose of assisting the parties to whom it is addressed in making their independent evaluation with respect to a potential business combination (the “Business Combination”) between Graf Global Corp . , a special purpose acquisition company formed in the Cayman Islands (“Graf”), BIG 3 HoldCo LLC, a Delaware limited liability company (“BIG 3 ”), Halfcourt Holdco, Inc . , a Delaware corporation formed to serve as the holding company of Graf and BIG 3 (“ Pubco ”, and together with Graf and BIG 3 , the “Parties”) . The provision of this Presentation shall not be taken as any form of commitment on the part of the Parties to proceed with any negotiations of the Business Combination or any other transaction, and each of the Parties reserves the right to discontinue discussions or negotiations regarding any transaction at any time for any reason or no reason . No Representations or Warranties No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of the information contained in this Presentation or any other information (whether written or oral) that has been or will be provided to you . In particular, no representation or warranty of the Parties or their respective representatives is given as to the achievement or reasonableness of future projections, management targets, estimates, prospects or returns, if any . To the fullest extent permitted by law, neither the Parties nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . In addition, this Presentation does not purport to be inclusive or of all of the information necessary to make an evaluation of the Parties or the Business Combination . Viewers of this Presentation should each make their own evaluation of the Parties and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . Nothing herein should be construed as legal, financial, tax or other advice . You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein . The general explanations included in this Presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or financial needs . Past performance by BIG 3 , Graf, and their respective management teams, is not a guarantee of future performance . Therefore, you should not place undue reliance on the historical record of the performance of BIG 3 , Graf, and their respective management teams, or businesses associated with them as indicative of future performance of an investment or the returns that the Parties will, or are likely to, generate going forward . Forward - Looking Statements This Presentation (and any oral statements regarding the subject matter of this Presentation) contains certain forward - looking statements within the meaning of the U . S . federal securities laws with respect to the Parties and the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the Parties, the Business Combination and statements regarding the anticipated benefits and timing of the completion of the Business Combination, the assets held by the Parties, the anticipated business of BIG 3 and the market in which it operates, planned business strategies, plans and use of proceeds, objectives of management for future operations of BIG 3 , expected operating costs of Pubco , BIG 3 and their subsidiaries, the upside potential and opportunity for investors, BIG 3 ’s plan for value creation and strategic advantages, market size and growth opportunities, competitive position and the interest of other corporations in similar business strategies, market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of Graf’s public shareholders, and the Parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance or that do not solely relate to historical or current facts . These forward - looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions ; but the Presentation may include other forward - looking information and data that are not preceded by any of the foregoing words . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . Forward - looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties . Many factors could cause actual future events to differ materially from the forward - looking statements in this Presentation, including, but not limited to : uncertainties as to the timing of the Business Combination ; the risk that the Business Combination may not be completed in a timely manner or at all ; the risk that the Business Combination may not be completed by Graf’s business combination deadline ; the failure by the Parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Graf’s shareholders ; the risk that the announcement and pendency of the Business Combination could have adverse effects on the market price of Graf’s securities, including if the Business Combination is not consummated ; the occurrence of any event, change or other circumstance that could give rise to the termination of the negotiations or definitive agreements related to the Business Combination ; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations ; the failure of Pubco to obtain or maintain the listing of its securities on The Nasdaq Stock Market or The New York Stock Exchange after closing of the Business Combination ; costs related to the Business Combination ; changes in business, market, financial, political and regulatory conditions ; the effect of the announcement or pendency of the Business Combination on BIG 3 ’s ability to retain and hire key personnel, to maintain relationships with business partners, or its operating results and business generally ; risks related to diverting BIG 3 ’s management’s attention from BIG 3 ’s ongoing business operations ; risks related to increased competition in the industries in which BIG 3 will operate ; risks that after consummation of the Business Combination, BIG 3 experiences difficulties managing its growth, expanding operations, or executing its strategies ; the risk that the expected benefits of the Business Combination are not realized when and as expected ; the outcome of any potential legal proceedings that may be instituted against the Parties or others following announcement of the Business Combination ; and those risk factors discussed in documents of Pubco , BIG 3 or Graf filed, or to be filed, with the Securities and Exchange Commission (“SEC”) . 2

DISCLAIMER The foregoing list of risk factors is not exhaustive . You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Graf’s Annual Report on Form 10 - K for the year ended December 31 , 2025 , filed with the SEC on May 11 , 2026 (“Graf’s Annual Report”), a registration statement on Form S - 4 that Pubco and BIG 3 intend to file in connection with the Business Combination (the “Registration Statement”), which will include a proxy statement of Graf and a prospectus of Pubco , and other documents filed or to be filed by the Parties from time to time with the SEC . These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . There may be additional risks that none of the Parties presently know or that the Parties currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . Forward - looking statements speak only as of the date they are made . Readers are cautioned not to put undue reliance on forward - looking statements, and none of the Parties or any of their representatives assumes any obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws . None of the Parties nor any of their representatives gives any assurance that any of the Parties will achieve its expectations . Important Information and Where to Find It In connection with the proposed Business Combination, the Parties intend to file relevant materials with the SEC, including the Registration Statement, and after the Registration Statement is declared effective, Graf will mail the proxy statement included therein to holders of Graf’s ordinary shares in connection with Graf’s solicitation of proxies for the vote of the Graf shareholders with respect to the Business Combination . This Presentation is not a substitute for the Registration Statement or any other document that may be filed by the Parties with the SEC . INVESTORS AND SHAREHOLDERS OF GRAF ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF THE PARTIES WITH THE SEC IN CONNECTION WITH THE PARTIES, INCLUDING THE REGISTRATION STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE TRANSACTION AND RELATED MATTERS . Investors and shareholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www . sec . gov . Industry and Market Data In this Presentation, the Parties rely on and refer to certain information and statistics regarding the markets and industries in which BIG 3 competes . Such information and statistics are based on BIG 3 ’s management’s estimates and/or obtained from third - party sources, including reports by market research firms and company filings . While BIG 3 believes such third - party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information . None of the Parties has independently verified the accuracy or completeness of the information provided by the third - party sources . Each of the Parties expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein . Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and the Parties’ use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but the Parties will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . No Offer or Solicitation This Presentation does not constitute ( i ) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of Pubco , BIG 3 , Graf or any of their respective affiliates . No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended, or an exemption therefrom . Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein any representation to the contrary is a criminal offense . Participants in Solicitation The Parties and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Graf’s shareholders in connection with the Business Combination . Investors and security holders may obtain more detailed information regarding the names and interests of Graf’s directors and officers in the Business Combination in Graf’s filings with the SEC, including Graf’s Annual Report under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence”, which is available at https : // www . sec . gov / ix?doc =/Archives/ edgar /data/ 1897463 / 000110465926058645 /tmb - 20251231 x 10 k . htm . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Graf’s shareholders in connection with the Business Combination will be set forth in the Registration Statement, which is expected be filed by Pubco and BIG 3 with the SEC . Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus included therein and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Business Combination . Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Parties through the website maintained by the SEC at www . sec . gov . 3

BIG3 BASKETBALL LEAGUE 4

OVERVIEW OF GRAF GLOBAL James Graf CEO/CFO Graf Global SPACs SPAC sponsor / director roles since 2011 8 $2.5bn+ 7 Investment Banking Corporate Entrepreneur Experienced and Effective Public Equity Vehicle Manager Role SPAC Vehicle Year CEO/CFO Graf Global 2024 CEO Graf IV 2021 Independent Director Catcha 2021 CEO Graf Industrial 2018 Non - independent Director (original CFO) Platinum Eagle 2018 CFO Double Eagle 2015 CFO Silver Eagle 2013 CFO Global Eagle 2011 1 Proceeds Closed Business Combinations Pending Transaction (BIG3) 5 Morgan Stanley Merrill Lynch TC Capital Deutsche Bank MGM Studios

OVER 10M ALBUMS SOLD RELEASED 11 TH STUDIO ALBUM, MAN DOWN , IN NOVEMBER 2024 OVER $1B GROSSED AT THE BOX OFFICE AS ACTOR/WRITER/PRODUCER ROCK AND ROLL HALL OF FAME HOLLYWOOD WALK OF FAME GRAMMY LIFETIME ACHIEVEMENT AWARD WE’RE GUIDED BY VISIONARY LEADERSHIP ICE CUBE, CO - FOUNDER AND CEO ▪ As an award - winning musician, director, producer, and Co - Founder of BIG3, Cube has transcended the boundaries of music, cinema, and sports, becoming an entertainment legend and culture icon ▪ Recipient of the inaugural Naismith Basketball Hall of Fame’s Ice Cube Impact Award, acknowledging his impact on communities through hoops – Ice Cube award given annually at HoF ceremony JEFF KWATINETZ, CO - FOUNDER AND CHAIRMAN ▪ As a talent executive, producer, lawyer, and Co - Founder of BIG3, Kwatinetz has developed an industry - leading eye for the next big thing in sports & entertainment ▪ Founder of The Firm, a leading talent management company, and owner of the record label Prospect Park CLYDE “THE GLIDE” DREXLER, COMMISSIONER ▪ A 15 - year NBA veteran, 10 - time All - Star, NBA Champ, and Olympic Gold Medalist, and one of the first black commissioners in pro sports ▪ Drexler leads BIG3’s basketball operations and executes the league’s long - term player - and fan - centric strategy 6

WE HAVE MORE STAR POWER THAN OTHER EMERGING LEAGUES ICE CUBE CLYDE DREXLER (COMMISSIONER) DR. J (COACH) DWIGHT HOWARD GARY PAYTON (COACH) JOE JOHNSON MICHAEL BEASLEY COREY BREWER NANCY LIEBERMAN (COACH) 7

MICHAEL BEASLEY (MIAMI 305) ▪ 11 - year NBA career after being drafted #2 overall in the 2008 NBA Draft (Kansas State) ▪ 2024 BIG3 MVP (21.3 PPG and 6.3 RPG) ▪ 775K followers on Instagram COREY BREWER (DETROIT AMPLIFIERS) ▪ 13 - year NBA career after being drafted #7 overall in the 2007 NBA Draft (Florida) ▪ 2x NCAA champion (2006, 2007) ▪ 2024 BIG3 champ & Defensive Player of Year JOE JOHNSON (DETROIT AMPLIFIERS) ▪ 18 - year NBA career after being drafted #10 overall in the 2001 NBA Draft (Arkansas) ▪ 7x NBA All - Star with over 20,000 career points ▪ 3x BIG3 MVP and 2019 BIG3 champion LEANDRO BARBOSA (CHICAGO TRIPLETS) ▪ 14 - year NBA career after being drafted #28 overall in the 2003 NBA Draft (Brazil) ▪ NBA Champion (2015) with GS Warriors ▪ NBA Sixth Man of the Year (2007) LANCE STEPHENSON (MIAMI 305) ▪ 10 - year NBA career after being drafted #40 overall in the 2010 NBA Draft (Cincinnati) ▪ Former McDonald’s All - American (2009) and Mr. New York Basketball (2009) DWIGHT HOWARD (LOS ANGELES RIOT) ▪ 18 - year NBA career after being drafted #1 overall in 2004 NBA Draft ▪ 8x NBA All - Star, 3x NBA Defensive Player of the Year, 1x NBA champion (2020 with Lakers) ▪ Olympic Gold Medal MONTREZL HARRELL (CHICAGO TRIPLETS) ▪ 8 - year NBA career after being drafted #32 overall in the 2015 NBA Draft (Louisville) ▪ NBA Sixth Man of the Year (2020) NASIR CORE (DETROIT AMPLIFIERS) ▪ Former HBCU Student - Athlete at Florida A&M ▪ 2024 BIG3 Rookie of the Year and 4 th Man of the Year (Averaged 9.6 PPG and 3.4 RPG) ▪ YouTube Content Creator & Hoops Influencer WITH AN ALL STAR GROUP OF CURRENT PLAYERS 8

RICK MAHORN (DETROIT AMPLIFIERS) ▪ 18 - year NBA career, most notably with the Detroit Pistons as part of the “Bad Boys” (NBA Champion in 1989) ▪ Current radio analyst for the Detroit Pistons NICK “SWAGGY P” YOUNG (LA RIOT) ▪ 12 - year NBA career after being drafted #16 overall in the 2007 NBA Draft (1x NBA champ) ▪ Born and raised in Los Angeles and starred at the University of Southern California MICHAEL COOPER (MIAMI 305) ▪ Former 5x NBA champion (Los Angeles Lakers) and 1x NBA Defensive Player of the Year ▪ 2x WNBA champion as the head coach of the Los Angeles Sparks (2001, 2002) CALVIN MURPHY (HOUSTON RIG HANDS) ▪ 13 - year NBA career (17.9 PPG) with the Houston Rockets, who retired his number in ‘84 ▪ Current TV analyst for local Rockets broadcasts on Space City Home Network STEPHEN JACKSON (DMV TRILOGY) ▪ 14 - year NBA career after being drafted #42 overall out of H.S. in the 1997 NBA Draft ▪ Co - Founder of All the Smoke Productions and co - host of the All the Smoke Podcast NANCY LIEBERMAN (DALLAS POWER) ▪ Pioneer in women’s basketball as one of the greatest players and coaches in history ▪ First woman to coach a pro men’s basketball team (Texas Legends in NBA D - League, 2009) GARY PAYTON (BOSTON BALLHOGS) ▪ Former 9x NBA All - Star, 2x All - NBA First Team, and 9x NBA All - Defensive First Team ▪ BIG3 head coach since the league’s inception in 2017 (won title in 2024 with Bivouac) LED BY LEGENDARY COACHES JULIUS “DR. J” ERVING (CHICAGO TRIPLETS) ▪ Former 11x NBA All - Star, 5x All - NBA First Team, 3x NBA/ABA Champion, and 4x NBA/ABA MVP ▪ Widely regarded as one of the greatest and most influential players in basketball history 9

BUILT BY PAST STARS OF BIG3 AMAR'E STOUDEMIRE (TRI - STATE) ▪ 14 - year NBA career after being drafted #9 overall in the 2002 NBA Draft ▪ 6x NBA All - Star, 2003 NBA Rookie of the Year ALLEN IVERSON (3'S COMPANY) ▪ 14 - year NBA career after being drafted #1 overall in the 1996 NBA Draft ▪ NBA MVP (2001), 11x NBA All - Star, Hall of Fame inductee (2016) GILBERT ARENAS (ENEMIES) ▪ 10 - year NBA career after being drafted #31 overall in the 2001 NBA Draft ▪ 3x NBA All - Star, career 20.7 PPG JERMAINE O'NEAL (TRI - STATE) ▪ 18 - year NBA career after being drafted #17 overall in the 1996 NBA Draft ▪ 6x NBA All - Star, 2002 Most Improved Player Award METTA WORLD PEACE (KILLER 3'S) ▪ 18 - year NBA career after being drafted #16 overall in the 1999 NBA Draft ▪ 2010 NBA champion with the LA Lakers LAMAR ODOM (ENEMIES) ▪ 14 - year NBA career after being drafted #4 overall in the 1999 NBA Draft ▪ 2x NBA champion (2009, 2010 Lakers), 2011 Sixth MoY CARLOS BOOZER (GHOST BALLERS) ▪ 13 - year NBA career after being drafted #35 overall in the 2002 NBA Draft ▪ 2x NBA All - Star (2007, 2008), 2008 Olympic gold medalist JASON RICHARDSON (TRI - STATE) ▪ 13 - year NBA career after being drafted #5 overall in the 2001 NBA Draft ▪ 2x NBA Slam Dunk Contest champion (2002, 2003) JASON TERRY (TRILOGY) ▪ 19 - year NBA career after being drafted #10 overall in the 1999 NBA Draft ▪ 2011 NBA champion with the Dallas Mavericks RASHARD LEWIS (3 HEADED MONSTERS) ▪ 16 - year NBA career after being drafted #32 overall in the 1998 NBA Draft ▪ NBA champion (2013 Heat) COREY MAGGETTE (POWER) ▪ 13 - year NBA career after being drafted #13 overall in the 1999 NBA Draft ▪ Career 16.0 PPG, McDonald's All - American (1999) NATE ROBINSON (TRI - STATE) ▪ 11 - year NBA career after being drafted #21 overall in the 2005 NBA Draft ▪ 3x NBA Slam Dunk Contest champion (2006, 2009, 2010) MIKE BIBBY (GHOST BALLERS) ▪ 13 - year NBA career after being drafted #2 overall in the 1998 NBA Draft KENYON MARTIN (TRILOGY) ▪ 15 - year NBA career after being drafted #1 overall in the 2000 NBA Draft ▪ 1x NBA All - Star AL HARRINGTON (TRILOGY) ▪ 16 - year NBA career after being drafted #25 overall in the 1998 NBA Draft ▪ Career 13.5PPG across 6 NBA franchises JOSH SMITH (BIVOUAC) ▪ 13 - year NBA career after being drafted #17 overall in the 2004 NBA Draft ▪ NBA All - Defensive Team selection CHRIS 'BIRDMAN' ANDERSEN (POWER) ▪ 13 - year NBA career ▪ NBA champion with the Miami Heat (2013) GREG ODEN (ALIENS) ▪ #1 overall pick in the 2007 NBA Draft ▪ Regarded as one of the most dominant college centers in modern era 10

BIG3 AT - A - GLANCE BIG3 IS THE WORLD’S PREMIER 3 - ON - 3 PROFESSIONAL BASKETBALL LEAGUE HUGE ADDRESSABLE MARKET WITH OVER 3 BILLION BASKETBALL FANS GLOBALLY KEY FACTS : ▪ 8 Teams ▪ 5 - Player Teams ▪ 10 - Week Summer Season ▪ 2026 will be 9 th Season ▪ Fireball3 Half Court Format SUMMARY PARTNERS KEY METRICS Sponsors Media Partners 4 TEAMS SOLD (8 TEAMS OWNED) 7,850 AVERAGE BIG3 ATTENDANCE 76% NON - WHITE COMPOSITION 560K AVERAGE CBS VIEWERS 23% YoY GROWTH ~1.2B TOTAL SOCIAL MEDIA VIEWS 1,685% YoY GROWTH (@theBIG3) $40M 2024/2025 TEAM SALES CONTRACTED (1) (3) (4) (4) 11 (1) All sponsors verbally confirmed for 2026 season – some contracts still being finalized - Includes ad buys; (2) 2025 average BIG3 event attendance – includes both paid tickets and other attendees as estimated by management; (3) In arena and based on BI G3 2025 metrics; (4) 2025 vs 2024 (2)

WE’RE A RATINGS HIT & SOCIAL MEDIA JUGGERNAUT SUMMER RATINGS HIT BIG3 average viewership on CBS reached 560,000 in 2025, up 23% YoY, and is one of the largest audiences in emerging sports 200K 300K 400K SOCIAL MEDIA JUGGERNAUT BIG3 generated over 1 billion views during its 3 - month season in 2025, reaching a broad array of young sports and culture fans 500K 600K 560K AVERAGE VIEWERS ON CBS +149% / +37% YoY GROWTH IN KEY DEMOS (A18 - 34 AND A18 - 49) 1.175 BILLION TOTAL VIEWS / IMPRESSIONS (JUNE – AUGUST 2025) 81% UNDER THE AGE OF 44 (A18 - 34 = 61% OF FOLLOWERS) 847M INSTAGRAM VIEWS 139M FACEBOOK IMPRESSIONS 137M X (TWITTER) IMPRESSIONS 22M TIK TOK POST VIEWS 23M YOUTUBE VIDEO VIEWS Sources: BIG3 – CBS Sports ( ave 2025 season); TGL – Sports Business Journal 2025 ( ave 2025 season ESPN); NWSL – SBNation 2025 ( ave 2025 season ABC/ESPN); PLL – Sports Business Journal 2024 and PLL 2025. ( ave 2025 season ABC/ESPN); Unrivaled – USTVDB 2025 ( ave 2025 season TNT); LOVB – Sports Business Journal ( ave 2025 season ESPN); Note: All YoY growth figures refer to 2025 season vs 2024 season 12 Sources: BIG3 Internal metrics (including Cube dashboard and Ballislife sheet), Courtside Buzz Report

WE’RE EXPERIENCING STRONG VIEWERSHIP GROWTH YoY ‘24 P2+ VIEWERS ‘25 P2+ VIEWERS WEEK CBS Broadcasts (Calendar Week Comparisons) - 2% 524,000 513,000 Week 1 +29% 426,000 549,000 Week 2 +6% 505,000 537,000 Week 3 N/A 557,000 - Week 4 +13% 522,000 588,000 Week 5 +40% 335,000 468,000 Week 6 +58% 370,000 585,000 Week 7 +25% 365,000 458,000 Week 8 +20% 408,000 490,000 Week 9 +48% 532,000 790,000 Week 10 (Playoffs) N/A - 507,000 Week 11 (Champ) 2025 MOST WATCHED SEASON IN BIG3 HISTORY BIG3 had one of the highest percentage growth in average viewers per CBS broadcast among major pro sports leagues in 2025, including the NBA, NFL, and NHL regular seasons +10% +20% +30% 0% - 10% - 20% - 30% ONE OF THE MOST DIVERSE AUDIENCES IN PRO SPORTS 54% NON - WHITE COMPOSITION +23% YoY VIEWERSHIP GROWTH ON CBS 317 INDEX FOR BLACK VIEWERS +31% YoY GROWTH IN NON - WHITE VIEWERS 13 (1) (1) CBS viewership; (2) Index represents Black audience watching content at 3.17x higher rate than baseline population Sources: BIG3 – CBS Sports; NWSL – Just Women’s Sports 2025; PLL – PLL 2025; NFL – NFL 2025; WNBA – Front Office Sports 202 5; NBA – Forbes 2025; NHL – Sports Business Journal 2025; NFL, NBA and NHL are for regular seasons only. Note: All YoY growth figures refers to 2025 season vs 2024 season (2)

WE EXPECT OUR MEDIA RIGHTS TO BE HIGHLY VALUABLE STRONG DEMAND FOR EMERGING SPORTS BIG3 strong viewership numbers and 9 - year history will be attractive to TV networks and streaming services 200K 400K 600K HUGE SPORTS MEDIA RIGHTS MARKET The aggregate value of global s ports media rights are expected to continue to increase over the next five years 800K 1M Sources: BIG3 – CBS Sports; WNBA – Front Office Sports 2025, Sportico 2024; NHL – Sports Business Journal 2025, S&P 2024 (US contract only); NWSL – SBNation 2025, Sportico 2023; Unrivaled – USTVDB 2025, Sports Business Journal 2024 14 Source: Ampere Sports 2026 $65B 2030 $78B VALUE OF GLOBAL SPORTS MEDIA RIGHTS $50M $100M $150M $200M $500M 2025 AVE VIEWERSHIP APPROX ANNUAL MEDIA RIGHTS Approximate Annual Value of Media Rights Contracts Note: BIG3 currently does not have a paid media rights contract - for Big3, the graph above only shows 2025 Avg Viewership

BRING THE FIRE CHALLENGE FOULS AND GO 1 - ON - 1 4 - POINT CIRCLES 30 - FEET FROM THE BASKET – 3 OF THEM POINT GAME GAME - WINNING SHOT EVERY GAME FIRST TO 50 WINS BASKETS COUNT FOR 2, 3, 4 POINTS 14 - SEC SHOT CLOCK INSTANT OFFENSE REQUIRED DEFENSE IS KEY MORE PHYSICAL THAN 5 - ON - 5 SINGLE FOUL SHOTS ONE FREE THROW FOR 2, 3, 4 POINTS FIREBALL3 IS WHAT WE PLAY BIG3’s brand of half - court 3x3 basketball, FIREBALL3, is to traditional hoops what cricket is to baseball and what rugby is to football. It’s an evolved and more accessible version of basketball that the whole world can play. WE’RE CHANGING THE WAY THE GAME IS PLAYED 15

NEW ERA FOR BIG3 BASKETBALL . 8 CITY - BASED TEAMS FOUR OWNED BY TEAM INVESTORS WE’RE PLACING OUR ROOTS IN HOME MARKETS BIG3 OWNED TEAMS 3 rd PARTY OWNED TEAMS PLANNED EXPANSION TO 12 TEAMS 16

BROADCAST # GAMES TIME (EST) CITY / ARENA DATE WEEK Live on CBS 4 4 - 6pm Inglewood, CA / Intuit Dome Saturday, June 20 Week 1 Live on CBS 4 4 - 6pm Detroit, MI / Little Caesars Arena Saturday, June 27 Week 2 Live on CBS 4 1 - 3pm Sunrise, FL / Amerant Bank Arena Sunday, July 5 Week 3 Live on CBS 4 4 - 6pm Los Angeles, CA / Galen Center (USC) Sunday, July 12 Week 4 Live on CBS 4 2 - 4pm Chicago, IL / Wintrust Arena Sunday, July 19 Week 5 TBD 2 8 - 10pm Detroit, MI / Little Caesars Arena Thursday, July 23 Week 6A Live on CBS 2 1 - 3pm Houston, TX / Toyota Center Sunday, July 26 Week 6B TBD 2 8 - 10pm Sunrise, FL / Amerant Bank Arena Friday, July 31 Week 7A Live on CBS 2 1 - 3pm Atlanta, GA / State Farm Arena Sunday, August 2 Week 7B TBD 2 8 - 10pm Houston, TX / Toyota Center Thursday, August 6 Week 8A Live on CBS 2 1 - 3pm Boston, MA / TD Garden Sunday, August 9 Week 8B Live on CBS 3 12 - 3pm (Playoffs, Celebrity Game) Dallas, TX / American Airlines Center Saturday, August 15 Week 9 Live on CBS 2 1 - 3pm (Championship, All - Star Game) Charlotte, NC / Spectrum Center Saturday, August 22 Week 10 *Dates, times, and venues are subject to change OUR 2026 SUMMER SCHEDULE Note: includes arenas with signed contracts and contracts in process *21 LIVE HOURS ON CBS (all broadcasts are re - run on BET) 17

OUR EVENTS ARE AN ENTERTAINMENT EXPERIENCE LIVE EXPERIENCE ▪ Live music, DJs, dancers and X - game athletes performing, creating a festival feel with events inside and outside the arena HIP - HOP LEGENDS ▪ Performances from hip - hop stars and up - and - coming rappers in between games. Past artists include: • Ice Cube • Snoop Dogg • Bun B • Cardi B • Ja Rule EXCITING FINISHES ▪ Every game features a game - winning shot because of BIG3’s unique ruleset that plays first to 50 points • Fabolous • NLE Choppa • Xzibit • T.I. • DMX WHERE HOOPS MEETS CULTURE 18

BIG3 LONG TERM MODEL 3. 4 . 5 . SPONSORSHIPS Significantly increase value of sponsorship deals NATIONAL/INTERNATIONAL MEDIA RIGHTS DEAL Negotiations with several leading media entities LEAGUE EXPANSION – INCREASED TICKET SALES Significantly expand # of events / event ticket sales SELECTIVE ADDITIONAL TEAM SALES Opportunistically sell additional teams at accretive valuations 5 . 1 . 2 . 4 . CURRENT 3 - 5 YR TGT 10 / 4k 50+ / 10k+ X 4 8 - 12 ~$750k (per sponsor) $3M - $5M (per sponsor) FOUR KEY BUILDING BLOCKS OF GROWTH 19

BIG3 STRATEGIC GROWTH OPPORTUNITIES 1. 2 . 3. 4 . 5 . SHOULDER PROGRAMMING Leverage high - profile BIG3 personalities – e.g. Drive to Survive (F1)/Hard Knocks (NFL)/Full Swing (PGA)/highlights INTERNATIONAL EXPANSION Potential expansion to Europe/Asia/MENA where BIG3 already has a meaningful following – leverage Olympics M&A Leverage public currency – unique in emerging sports - to diversify and add scale LICENSING Potential licensing fees from international markets given high brand awareness and fan base AMATEUR PARTICIPATION Youth / adult leagues & special events 5 . 1 . 2 . 4 . 6 . OTHER OPPORTUNITIES Video gaming; sports betting/fantasy; exhibitions; women’s league; world cup 3x3 20

BIG3 INVESTMENT HIGHLIGHTS UNIQUE, PURE PLAY INVESTMENT OPPORTUNITY IN EMERGING SPORTS LEAGUE Significant increases in private valuations of emerging sports leagues/teams LIVE SPORTS EVENTS ARE BY FAR THE MOST ATTRACTIVE MEDIA PROPERTIES Live Sports expected to represent 50% of total TV advertising spend by 2030 BIG3 LEAGUE IS PROVEN – ENTERING 9 TH SEASON WITH SIGNIFICANT MOMENTUM 23% TV viewership growth (2025 vs 2024 season) and 1.2B social media views for 2025 season HI GHLY SCALABLE BUSINESS MODEL AT MAJOR INFLECTION POINT Scalable 5 - man team structure, potential national TV contract, potential additional team sales LED BY VISIONARY TEAM WITH POWERFUL PEDIGREE AND HUGE FOLLOWING Co - Founder Ice Cube – 10M+ records sold, $1B+ box office, 50 M+ social media followers 3. 5 . 1 . 2 . 4 . 21

50.3% 3.8% 2.8% 43.2% BIG3 Rollover Equity TRANSACTION OVERVIEW Ownership % Shares (M) 50.3% 26.8 BIG3 Rollover Equity (6) 43.2% 23.0 Graf Public Shareholders 3.8% 2.0 Founder Shares (2) 2.8% 1.5 Illustrative PIPE Shares Transaction Highlights Estimated Sources & Uses ($M) Uses $290 BIG3 Rollover $244 Cash to balance sheet (4) $20 Illustrative transaction expenses $554.1 Total ($M) Sources $290 BIG3 Rollover $249 Cash in Trust (5) $15 Illustrative PIPE (3) $554.1 Total 53.3 PF Shares Outstanding (M) (1) $10.83 Share Price ($) (3) $575.8 PF Equity Value ($M) 244.1 ( - ) PF Cash ($M) (4) $331.7 PF Enterprise Value ($M) Assumptions: 1. 53.3M pro forma shares outstanding at $10.83 (6/10/26 cash in trust) per common share. 2. Total sponsor shares of 2.0M. Sponsor forfeits 3.8M sponsor shares. 500K earnout sponsor shares subject to hitting one of two tr iggers: ( i ) $200M in gross cash proceeds, or (ii) shares trade at or more than $15.00 for 20 of 30 days within 5 years after closing 3. Illustrative $15M PIPE priced at $10.00 per share vs. approx. $10.83 in cash per share in trust as of 6/10/26 4. PF Cash consists of $244.1M of cash to balance sheet 5. Assumes $249.2M remaining in trust. Includes interest earned in the trust. SPAC cash amount is subject to change depending on th e actual interest earned in the trust and total number of redemptions (numbers reflect a 0% redemption scenario). 6. Excludes 2M earnout shares issuable if shares trade at or more than $15.00 for 20 of 30 days within 5 years after closing; ce rta in BIG3 shareholders will receive rollover shares with supervoting rights Business Combination ▪ Graf Global Corp. intends to complete a business combination with BIG3, the premier professional 3 - on - 3 basketball league founded by Ice Cube and Jeff Kwatinetz . Entering its ninth season in June 2026, BIG3 features former NBA All - Stars, Hall of Famers and international stars in city - based franchises and broadcasts on CBS and other global media platforms. Valuation ▪ Pre - money equity value of $ 290 M ▪ The business combination implies a pro forma combined enterprise value of approximately $331.7 M Capital Structure ▪ The business combination is to be funded by a combination of Graf cash held in trust and a potential PIPE ▪ $50M minimum cash condition to closing net of transaction expenses and SPAC public share redemptions ▪ Existing BIG3 members would roll over 100% of their equity as part of the business combination 1 2 3 4 General Notes: ▪ All charts and tables exclude 11.5M public warrants and 6.0M private placement warrants. All warrants have a strike price of $11 .50 Pro Forma Valuation (at est. Redemption Price) Pro Forma Ownership at Closing 22 Graf Public Shareholders Founder Shares Illustrative PIPE Shares

Appendix

WE’RE INVESTING HEAVILY INTO SOCIAL ENGAGEMENT STRATEGIC SOCIAL OUTREACH BIG3 shared its viral content with sports, entertainment and culture platforms and influencers to drive reach among broader audiences OWNED & OPERATED (707M Views / Impressions) STRATEGIC PARTNERS (379M Views / Impressions) THIRD - PARTY SEEDING (89M Views / Impressions) 1. 2 . 3. *June – August 2025 +1,685% TOTAL VIEWS YoY GROWTH (@theBIG3) +7,034% INSTAGRAM VIEWS YoY GROWTH (@theBIG3) 24 (1) Includes sites owned by BIG3 principals; (2) 2025 vs 2024 Season (1) (2) (2)

WE’RE BACKED BY BLUE CHIP BRANDS BIG3 IS A WHITEBOARD FOR PARTNERS TAPS INTO THE CULTURE WITH BIG3 & CUBE MAKES AN IMPACT ON COMMUNITIES REACHES A DIVERSE AND YOUNGER DEMO 25 (1) Includes both paid sponsors and ad buy partners (1)

ENGAGING WITH YOUNGER MULTICULTURAL FANS BIG3 continues to attract one of the most diverse in - arena audience in pro sports 7,850 AVERAGE BIG3 ATTENDANCE 76% NON - WHITE COMPOSITION 78% UNDER THE AGE OF 45 2K 4K 6K 8K 10K CHICAGO (6/14) BALTIMORE (6/22) MIAMI (6/29) BOSTON (7/13) DETROIT (7/20) CINCINNATI (7/26) HOUSTON (8/2) LOS ANGELES (8/9) DALLAS (8/17) ORLANDO (8/24) WE’RE YOUNG & DIVERSE IN - ARENA 26 (1) (1) Includes both paid tickets and other attendees estimated by management 2025 BIG3 ATTENDANCE (1)

WE’RE COMMITTED TO CULTURE & COMMUNITY BIG3 IS MORE THAN JUST BASKETBALL BIG3 sits at the intersection of basketball, hip - hop, streetwear, entertainment and community – with Cube at the helm CLINICS & YOUTH LEAGUES BIG3 and Ice Cube look to uplift communities through leagues and clinics as well as through a partnership with RCX Sports, the leader in youth sports experiences Leader in youth sports (NFL/NBA/MLS/NHL) 27 (1) Verbal commitment for upcoming season – contract being finalized (1)

WE PARTICIPATE IN A HIGH GROWTH MARKET 5% 10% 15% 20% 25% 100% 150% The value of sports leagues and teams continue to surge exponentially - especially for emerging leagues - thanks to a media rights boom , asset scarcity, globalization, and the introduction of institutional capital SPORTS FRANCHISE VALUATION YoY CHANGE TV VIEWERSHIP SPORTS TV AD SPEND (as % of total TV ad spend) 12% Sports 88% Other SPORTS MEDIA RIGHTS INCREASINGLY VALUABLE (1) 2025 vs 2024 – Sportico March 2026 28 2026 2030 2029 2028 2027 32% Source: eMarketer 2026 37% 40% 45% 50% Source: Adwave 2025 (1)

BIG3 CORPORATE STRUCTURE POST BUSINESS COMBINATION ▪ BIG3 Basketball ( OpCo ) team structure: • Four third - party owned teams • Eight BIG3 HoldCo owned teams (four active) ▪ BIG3 Basketball ( OpCo ) profit/loss distribution (ex team sales): • 25% to BIG3 HoldCo • 75% to teams • Teams responsible for capital calls / pro rata share of losses • Current BIG3 HoldCo 75% ownership (25% +50%) ▪ Future team sales: • 100% of proceeds from sale of BIG3 HoldCo owned teams to BIG3 HoldCo (for teams 5 - 12) • New team owners receive pro rata share of profits (currently 6.5%) • For sales of teams 13+, sale proceeds shared between BIG3 HoldCo and teams • BIG3 HoldCo receives a transfer fee for any secondary team sales Key Terms BIG3 Founders Class B ( supervoting ) GRAF Public Shareholders Class A BIG3 HoldCo (8 Teams) BIG3 Basketball (OpCo) Third - Party Owned Teams (4 Teams) 75% 25% 29 GRAF Sponsor Class A Other BIG3 Shareholders Class A Note: Excludes double dummy structural entities above – new holdco formed with two subsidiaries which merge with each of GRAF and BIG3 HoldCo

EXPERIENCED LEADERSHIP TEAM ICE CUBE (CO - FOUNDER & CEO) ▪ Award - winning musician, director and producer with over 10M albums sold and over $1B grossed at the box office ▪ Recipient of Ice Cube Impact Award from the Naismith Basketball Hall of Fame ▪ Grammy Lifetime Achievement Award (2024) MARK KING (SENIOR ADVISOR) ▪ Seasoned retail executive with more than thirty years of experience at leading disruptor brands such as TaylorMade (CEO), adidas (President, North America), and Taco Bell (CEO) ▪ At BIG3, King works to develop the league’s overall strategic vision CLYDE DREXLER (LEAGUE COMMISSIONER) ▪ 15 - year NBA veteran and 10 - time NBA All - Star ▪ Olympic Gold Medalist (member of the 1992 Dream Team) and 1995 NBA champion ▪ One of the first black commissioners in pro sports ▪ Leads BIG3’s basketball operations and executes the league’s long - term strategy JEFF KWATINETZ (CO - FOUNDER & CHAIRMAN) ▪ Talent executive, producer, and lawyer with industry - leading eye for the next big thing in sports and entertainment ▪ Founder of The Firm, a leading talent management company, and owner of the record label Prospect Park SEAN BANNON (PRESIDENT) ▪ Leads day - to - day league operations as President of the league, working with executive leadership team, player ops, rights holders, team owners, agency partners, etc. ▪ Oversees growth of BIG3 across media rights, player acquisition, and league investments AMY TRASK (STRATEGIC ADVISOR) ▪ Highly respected and notable sports executive and pioneer – first - ever CEO of NFL team (Oakland Raiders, 1997 – 2013) ▪ Current NFL analyst for CBS Sports ▪ Inaugural CEO of BIG3 and former Chairman of the Board that still serves as a strategic advisor 30

FIRST 4 TEAMS SOLD LOS ANGELES RIOT ▪ Owner – Shawn Horwitz ▪ Founder, The Alliant Company (TAC) ▪ LP stake in Burnley FC (Championship) ▪ Coach – Nick “Swaggy P” Young ▪ 12 - Year NBA career, 1x NBA champion, ‘23 BIG3 champion as player ▪ Captain – Jordan Crawford ▪ 6 - Year NBA career, ‘23 BIG3 champion & leading scorer MIAMI 305 ▪ Owner – Heath Freeman ▪ Founder, Alden Global Capital ▪ Owns AVP and Florida Freedom (PBR) ▪ Coach – Michael Cooper ▪ 5x NBA champion (Lakers), 2x WNBA champion as a coach (Sparks) ▪ Captain – Mario Chalmers ▪ 10 - Year NBA career, 2x NBA champ, 1x NCAA champ HOUSTON RIG HANDS ▪ Owners – Eric Mullins and Milton Carroll ▪ CEO & Founder, Lime Rock Resources ▪ Executive Chairman, CenterPoint Energy ▪ Coach – Calvin Murphy ▪ 13 - Year NBA career with Houston Rockets (averaged 17.9 PPG), Hall of Famer ▪ Captain – Jonathon Simmons ▪ 4 - Year NBA career with pro stints in China & Philippines DETROIT AMPS. ▪ Owner – Keith Stone ▪ Founder, CapStone Holdings & GameAbove ▪ Owns Brisbane Bullets (NBL) ▪ Coach – Rick Mahorn ▪ 18 - Year NBA career and 1x NBA champion with Detroit Pistons (Bad Boys) ▪ Captain – Joe Johnson ▪ 7x NBA All - Star, 20,000+ career points in the NBA 31